UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2008

PNA Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-142896	04-3756642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Northridge Road Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 641-6460

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 25, 2008, PNA Group, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2007. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K. This Form 8-K and Exhibit 99.1 hereto is being furnished to the Securities and Exchange Commission (the “SEC”) pursuant to Item 2.02 of Form 8-K and is therefore not to be considered “filed” with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit #	Description

99.1*	Copy of the Company’s press release, issued March 25, 2008

*	Exhibit 99.1 is being furnished to the SEC pursuant to Item 2.02 and is not being filed with the SEC. Therefore, this exhibit is not incorporated by reference in any of the registrant’s other SEC filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PNA GROUP, INC.

Date:	March 26, 2008	By:	/s/ William S. Johnson
		Name:	William S. Johnson
		Title:	Chief Financial Officer